Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              6.8003%



        Excess Protection Level
          3 Month Average   5.79%
          September, 2000   5.73%
          August, 2000   5.58%
          July, 2000   6.07%


        Cash Yield                                  19.26%


        Investor Charge Offs                         4.49%


        Base Rate                                    9.03%


        Over 30 Day Delinquency                      4.99%


        Seller's Interest                            8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $54,293,652,263.17


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,612,451,744.68